PROJECT ASSETS, NET	12 Months Ended
Dec. 31, 2020
PROJECT ASSETS, NET
PROJECT ASSETS, NET

14.    PROJECT ASSETS, NET

	As of December 31,
	2019	2020
	RMB	RMB
Completed	747,152,262	724,335,851
Under construction	77,241,880	—
	824,394,142	724,335,851
Less: Accumulated depreciation	(26,151,013)	(78,981,128)
Project Assets, net	798,243,129	645,354,723

Project assets represent the solar projects owned by the Company. In the year ended December 31, 2016, the Company obtained two small solar projects in Italy as the settlement of the account receivables. The subsidiaries holding two solar projects in Italy were disposed to third party buyers in the year of 2018 with the consideration of EUR2,636,291. Loss from disposal of subsidiary with the amount of RMB9,425,366 was recognized associated with the disposition.

During the year of 2018, the Group also disposed Hirasawa Power in Japan with the consideration of JPY996,420,932 (RMB58,854,599). As these solar projects in Japan were constructed for sale upon completion instead of self-operating by the Group, the Group recorded such disposition under the standard of ASC 606, and recognized revenue and cost of sales with the amount of RMB93,451,309 and RMB69,133,413, respectively.

During the year of 2019, the Group disposed its Poyang Luohong subsidiary to a third-party buyer with the consideration of RMB99.8 million. A gain from disposal of subsidiary of RMB19.9 million (USD2.9 million) was recognized because of the disposition. The disposal gain was mainly resulted from recognition of the un-realized profit generated from the module sales transactions between the Group and Poyang Luohong before the disposal with the amount of RMB19.9 million.

In November 2019, the Group entered into an agreement to sell two solar power plants in Mexico to a Mexican renewable energy company. The transaction hasn’t been consummated and assets and liabilities related to these two solar power plants were reclassified as assets/liabilities held for sale as of December 31, 2019. Disposition of the two solar power plants was closed subsequently in March 2020 and the Group recognized revenue for sales of these solar projects with gross profits at a point in time when the buyer obtains control of these solar projects.

During the year of 2020 and 2019, electricity revenue generated from certain overseas project assets constructed for sale upon completion, with the amount of RMB8,385,752 and RMB62,459,588,was considered as incidental revenue and accounted for as a reduction of the capitalized project costs for development. Project assets recorded in held-for-sale assets with the carrying amount of RMB1,007,302,819 as at December 31, 2019 were constructed for external sales which are not depreciated.

During the year of 2020, the Group recorded full impairments of RMB93,780,458 against its remaining solar power project in Mexico based on the Company’s estimation that it is unable to complete the grid connection before the due date of the purchase agreement with Federal Electricity Commission of Mexico.

Depreciation expenses were nil, RMB77,028,161 and RMB52,830,115 for the year ended December 31, 2018, 2019 and 2020.